  EXHIBIT 10.1

SETTLEMENT AND EXCHANGE AGREEMENT

______________________ (the “Holder”), enters into this Settlement and Exchange Agreement (the “Agreement”) with Strikeforce Technologies, Inc. (the “Company”) on _______________whereby the Holder will exchange (the “Exchange”) the $74,042.22 of those certain amounts due under the note dated ___________(the “Debt”) for shares of the Company’s common stock with no par value (the “Common Stock”) as set forth herein.

On and subject to the terms hereof, the parties hereto agree as follows:

Article I

 Exchange of the Debt for Common Stock

Section 1.1. Amount Due.  Holder and the Company agree to the outstanding balance of $74,042.22 due to Holder as of December 31, 2020 pursuant to the following agreements:

________________Note of $71,500.00 + Interest of $2,542.22

Section 1.2 Exchange.  The Company and the Holder agree to exchange and settle 100% the debt owed by the Company to Holder for the issuance to the Holder of 74,042 (Seventy-Four thousand Forty-Two) shares of Common Stock (the “Exchange Shares”).

Article II

Covenants, Representations and Warranties of the Holders

The Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (such qualifications in clauses (a) and (b) being the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) any agreement or instrument to which the Holder is a party or by which the Holder or any of their respective assets are bound, or (ii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Holder.

Section 2.3 Title to the Debt. The Holder is the sole legal and beneficial owner of the Debt. The Holder has good, valid and marketable title to the Debt, free and clear of any Liens. The Holder has not, in whole or in part, , (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its rights in the Debt, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Debt. Upon delivery of the Exchange Shares the Debt will be satisfied in full and the Company will have no further obligation to the Holder.

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Section 2.4 Restricted Stock. The Holder (a) acknowledges that the  Exchange Shares have not been registered under the Securities Act or any state securities laws, and the Exchange Shares are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and that certificates representing the Exchange Shares will bear a legend to such effect, and (b) is purchasing the Exchange Shares for investment purposes only for the account of the Holder and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Exchange Shares in a manner that would violate the registration requirements of the Securities Act. The Holder is able to bear the economic risk of holding the Exchange Shares for an indefinite period and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment in the Shares.

Section 2.5 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with OTC Markets at www.otcmarkets.com, (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange and (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, its attorneys, except for (A) the publicly available filings and submissions made by the Company with OTC Markets, and (B) the representations and warranties made by the Company in this Agreement. The Holder is an Accredited Investor as described under the Securities Act of 1933.

Section 2.6 Limited Public Market. The Holder understands that there may be a limited public market for the Common Stock, and that there is no assurance that Holder will be able to sell the Exchange Shares.

Article III

Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof, to the Holder and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Validity of the Exchange Shares. The Exchange Shares have been duly authorized and will upon issuance be validly issued, fully paid and non-assessable, and the issuance of the Exchange Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Exchange Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act.

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Article IV

Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Florida, without reference to its choice of law rules. Venue for any action arising pursuant hereto shall be brought in the state or federal courts located in Broward County, Florida.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“COMPANY”

STRIKEFORCE TECHNOLOGIES, INC.

By: ________________________________

Name: _____________________________

Title: ______________________________

“HOLDER”

__________________________________

By:_______________________________

Name: ____________________________

Title: ____________________________

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